WOODHEAD INDUSTRIES, INC.
Exhibit 20 - Form 8-K




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                FEBRUARY 2, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                            WOODHEAD INDUSTRIES, INC
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



DELAWARE                   0-5971                       36-1982580
---------   ---------------------------------   -------------------------------
(State or other   (Commission File Number)              (I.R.S Employer
Jurisdiction of                                         Identification
Incorporation)                                          Number)

                 3 Parkway North, Suite 550, Deerfield, IL 60035
                ------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                  847-236-9300
                ------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS  AND REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 and incorporated herein by this reference is a press release announcing Woodhead's acquisition of Applicom International S.A.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits.


Exhibit Number

99.1     Press release dated February 2, 2001






SIGNATURE




Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf o the Registrant by the authorized person below.



WOODHEAD INDUSTRIES, INC.

Date: February 9, 2001



BY: /s/ Robert H. Fisher
----------------------------------
Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)


                                       19